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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported)      July 18, 2003
                                                         ----------------------


                                  SYNTEL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)


          0-22903                                        38-2312018
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  (Commission File Number)                    (IRS Employer Identification No.)


     E. Big Beaver Road, Suite 300, Troy, Michigan               48083
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       (Address of Principal Executive Offices)                (Zip Code)


                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

         Exhibit
         Number

         99.1              Press Release dated July 18, 2003.



ITEM 9. REGULATION FD DISCLOSURE (Information Furnished in this Item 9 is Furnished under Item 12).

         The following information required to be disclosed pursuant to Item 12 -- "Results of Operations and Financial Condition" is being furnished under Item 9 -- "Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

         Syntel, Inc. today, July 18, 2003, issued a press release announcing its financial results for the quarter ended June 30, 2003. The full text of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 Syntel, Inc.
                                       --------------------------------
                                                 (Registrant)




Date     July 18, 2003                 By  /s/ Daniel M. Moore
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                                           Daniel M. Moore, Chief Administrative
                                           Officer




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                               8-K EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

EX-99.1                 Press Release dated July 18, 2003.